Exhibit 99.1

Leading Independent Proxy Advisory Firms Recommend That Broadway Financial Corporation Stockholders Vote “FOR” The Pending Merger of Equals with CFBanc Corporation

Stockholders Are Reminded That the Broadway Special Stockholder Meeting Will Be Held Virtually on Wednesday, March 17th

•	All Broadway stockholders are encouraged to vote, no matter how many or how few shares they own
•	Vote TODAY by telephone or online
•	Mackenzie Partners, Broadway’s proxy solicitor, is available to answer any questions from Broadway stockholders and help stockholders vote their shares

LOS ANGELES, CA.--(BUSINESS WIRE) -- March 10, 2021 --Broadway Financial Corporation (“Broadway”) (NASDAQ Capital Markets: BYFC), today announced that the leading independent proxy advisory firms, Institutional Shareholder Services Inc. (“ISS”) and Glass, Lewis & Co., LLC, have recommended that Broadway stockholders vote “FOR” the pending merger with CFBanc Corporation.

The merger will create the largest African American-led Minority Depository Institution in the United States, with more than $1 billion in combined assets under management and over $900 million in total depository institution assets (each as of September 30, 2020).  Combining the two institutions is projected to increase their collective commercial lending and investment capacity for multifamily affordable housing, small businesses, and nonprofit development in financially underserved urban areas, while creating a national platform for impact investors.

ISS concluded in its March 5, 2021 report:

“The board appears to have run a relatively thorough sales process. The transaction is expected to be accretive, when compared to each company on a standalone basis, and will result in material cost savings by 2022. Moreover, the strategic rationale for the merger appears sound and the initial market reaction was positive.”

The Broadway Board of Directors recommends that stockholders vote “FOR” all of the merger-related proposals in advance of the Special Meeting, which will be held on March 17, at 2:00 p.m. Pacific Time. Due to the pandemic, the Special Meeting will be held exclusively online via a live audio webcast at www.virtualshareholdermeeting.com/BYFC2020SM. There will be no physical location for the special meeting.

Approval of the Broadway merger proposal requires the affirmative vote of holders of a majority of all of the outstanding shares of Broadway voting common stock as of the record date, January 25, 2021. Stockholders are encouraged to vote their shares, no matter how many or how few shares they own.

Whether or not a stockholder intends to attend the virtual special meeting, the Broadway Board of Directors asks that the stockholder vote TODAY by telephone or online at www.proxyvote.com and entering their 16-digit control number located in the proxy materials previously mailed.

Any stockholder with questions about the special meeting or in need of assistance in voting their shares should contact the Company’s proxy solicitor:

Mackenzie Partners
1407 Broadway, 27th Floor
New York, New York 10018
Email: proxy@mackenziepartners.com
Call Collect: (212) 929-5500
Toll-Free: (800) 322-2885

About Broadway Financial Corporation

Broadway Financial Corporation conducts its operations through its wholly-owned subsidiary, Broadway Federal Bank, f.s.b., which is the leading community-oriented savings bank in Southern California serving low-to-moderate income communities.  We offer a variety of residential and commercial real estate loan products for consumers, businesses, and non-profit organizations, other loan products, and a variety of deposit products, including checking, savings and money market accounts, certificates of deposit, and retirement accounts.  The Bank operates three full service branches, two in the city of Los Angeles, California, and one located in the nearby city of Inglewood, California.

Stockholders, analysts and others seeking information about Broadway are invited to write to:  Broadway Financial Corporation, Investor Relations, 5055 Wilshire Blvd., Suite 500, Los Angeles, CA 90036, or visit our website at www.broadwayfederalbank.com.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are based upon our management’s current expectations and involve risks and uncertainties.  Actual results or performance may differ materially from those suggested, expressed, or implied by the forward-looking statements due to a wide range of factors including, but not limited to, the general business environment, the COVID-19 Pandemic, the real estate market, competitive conditions in the business and geographic areas in which Broadway conducts its operations, regulatory actions or changes, and other risks detailed in Broadway’s reports filed with the Securities and Exchange Commission, including Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.  In addition, there are a number of risks and uncertainties related to the pending merger of equals with CFBanc Corporation that could adversely impact the Company, including the occurrence of an event, change or other circumstance that could give rise to the right of one or both parties to terminate the definitive merger agreement, delays in completing the merger, failure to obtain necessary stockholder approvals, the possibility that the merger may be more expensive to complete than anticipated, effects from the diversion of management’s attention from ongoing business operations, potential adverse reactions from the Company’s employee and customers to the announcement of the merger, and difficulties in integrating the operations of the two organizations after completion of the Merger.  Broadway undertakes no obligation to revise any forward-looking statement to reflect any future events or circumstances, except to the extent required by law.

Additional Information and Where to Find it

This press release does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval.  This communication relates to the proposed business combination between Broadway Financial Corporation (“Broadway”) and CFBanc Corporation (“City First”).  In connection with the proposed transaction, Broadway filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that includes a joint proxy statement of Broadway and City First and a prospectus of Broadway.  Broadway has also filed other relevant documents with the SEC regarding the proposed transaction, which is subject to a number of conditions, including stockholder approval.  No offering of securities in the transaction shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful.  A definitive joint proxy statement of City First and Broadway and prospectus of Broadway has been mailed or otherwise provided to stockholders of Broadway and City First.  INVESTORS AND SECURITY HOLDERS OF BROADWAY AND CITY FIRST ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT HAVE BEEN FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS WHICH MAY BE FILED, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS.  Investors and security holders may obtain free copies of these documents and other documents containing important information about Broadway and City First through the website maintained by the SEC at http://www.sec.gov.  Copies of the documents filed with the SEC by Broadway will also be available free of charge on Broadway’s website at https://www.broadwayfederalbank.com/financial-highlights.  Copies of the registration statement and the joint proxy statement/prospectus can also be obtained free of charge by directing a request to Broadway Financial Corporation, 5055 Wilshire Boulevard Suite 500, Los Angeles, California 90036, Attention: Investor Relations, Telephone: (323) 556-3264, or by email to investor.relations@broadwayfederalbank.com, or to CFBanc Corporation, 1432 U Street, NW DC 20009, Attention: Audrey Phillips, Corporate Secretary, Telephone: (202) 243-7141.

Certain Information Concerning Participants

Broadway, City First, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed merger transaction.  Information about the directors and executive officers of Broadway is set forth in Broadway’s proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on May 20, 2020.  Information about the directors and executive officers of City First is set forth in the joint proxy statement/prospectus.  These documents can be obtained free of charge from the sources indicated above.  Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC.  Investors should read the joint proxy statement/prospectus carefully before making any voting or investment decisions.

SOURCE:  Broadway Financial Corporation

Contact:

Brenda J. Battey
Broadway Financial Corporation Chief Financial Officer
(323) 556-3264; or
investor.relations@broadwayfederalbank.com

Jeanne Carr
MacKenzie Partners
212-929-5916
jcarr@mackenziepartners.com